                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 17, 2006

                             R&R ACQUISITION IV, INC
             (Exact name of registrant as specified in its charter)

           Delaware                    000-51740                83-0424485
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                                1372 Shermer Road
                           Northbrook, Illinois 60062
                         (Address of principal executive
                           offices including zip code)

                                 (847) 509-3711
                         (Registrant's telephone number,
                              including area code)

                                      N.A.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 17, 2006, we entered into a Common Stock Purchase Agreement with MAP III LLC, an Illinois limited liability company, with an address at 1372
Shermer Road, Northbrook, Illinois 60062 (the "Purchaser"), pursuant to which we have agreed to sell 10,000,000 shares of our common stock ("Common Stock"), representing 80% of our issued and outstanding shares of Common Stock on the closing date, to the Purchaser in a private placement transaction for aggregate gross proceeds to us of $66,000.00. The sale of the Common Stock to the
Purchaser, an accredited investor, will be pursuant to the exemptions from registration afforded by Sections 4(2) and 4(6) of the Securities Act of 1933,
as amended.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

     As disclosed in Item 5.01 below.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

     As disclosed in Item 1.01 above, on November 17, 2006, the Purchaser entered into a Common Stock Purchase Agreement (the "Agreement") with R&R
Acquisition IV, Inc. (the "Company" or "Registrant"). The managing members of the Purchaser are I. Steven Edelson and James E. Goodwin. Pursuant to the terms of the Agreement, the Company agreed to sell 10,000,000 shares (the "Shares") of the Company's common stock, $.0001 par value, ("Common Stock") representing 80%
of the issued and outstanding Common Stock as of November 17, 2006 (the
"Closing") to the Purchaser. In consideration of the purchase of the Shares, the
Purchaser paid at Closing the total sum of sixty-six thousand ($66,000) dollars according to the terms of the Agreement. The source of such capital was the
Purchaser's working capital. The sale of the Shares to the Purchaser, an accredited investor, will be pursuant to the exemptions from registration afforded by Sections 4(2) and 4(6) of the Securities Act of 1933, as amended.

     At the time of the Change in Control, the Purchaser was the beneficial owner of 10,000,000 shares of the Common Stock of the Registrant. This amount represents approximately 80% of the total voting stock of the Registrant currently outstanding.

     In accordance with the Agreement, Arnold P. Kling will resign as a director on the Company's Board (the "Board") on the earlier of (i) ten days following the filing and mailing of a notice on Schedule 14f-1 Information Statement of the Company as contemplated by the Agreement, or (ii) November 30, 2006. Upon
Mr. Kling's resignation, James E. Goodwin is expected to join the Board and to become co-chairman. I. Steven Edelson became a director effective as of the
Closing under the Agreement.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

     Effective upon the Closing, I. Steven Edelson, was appointed a Director of the Company, and will hold the seat until the next annual shareholder meeting can be held and until his successor is duly elected and qualified. Effective upon November 17, 2006, I. Steven Edelson will be appointed a Director, Chief
Executive Officer and Chairman and Richard J. Poulton will be appointed Chief
Financial Officer, Secretary and Treasurer.

     Additionally, effective on November 17, 2006, Arnold P. Kling will resign as President and Kirk M. Warshaw will resign as Chief Financial Officer and
Secretary. Mr. Kling will continue to serve as a Director of the Company until the earlier of (i) ten days after the filing and mailing of the Schedule 14f-1
Information Statement of the Company contemplated by the Agreement, or (ii)
November 30, 2006. Upon Mr. Kling's resignation, as a Director of the Company, the Company expects to appoint Mr. James E. Goodwin to the Board to serve as a
Director and Co-Chairman until the next annual shareholders meeting can be held and until his successor is duly elected and qualified.

Background of Directors and Officers:

I. Steven Edelson, 45, has been a Principal of Mercantile Capital Group and a
Managing Director of the Chicago Office since 1997. Mr. Edelson has been a principal of Mercantile Capital Markets, which manages MCG, from 1997 to the present. The firm's investment activities include private equity, direct investments in public companies, mezzanine investments in early stage companies, buyouts, project finance and bridge financings. Mr. Edelson has been involved in finance and real estate for more than 18 years. Prior to Mercantile, from 1989 to 1994, Mr. Edelson was Executive Vice President of Tishman Midwest Management
Corporation, a real estate development, leasing and management company. From
July 1995 to present, Mr. Edelson has also served as Managing Director of
International Facilities Group (IFG), a leading facilities development and management company. Mr. Edelson also serves on the Board of Services Acquisition
Corp. International as vice chairman and vice president. He also served on the
Business Council for the Woodrow Wilson Center and the Supervisory Committee of
Urban America, and holds a number of board seats for private companies including
Ligos Corporation, a software company focused on solutions for video compression, Itracs, an enterprise software company focused on network infrastructure management, and MoveOnIn, Inc., a relocation and lifestyle services company.

James E. Goodwin, 62, serves as an independent business consultant to UAL. He has served as the former Chairman and Chief Executive Officer of UAL and United
Airlines, Inc.. Mr. Goodwin retired from UAL Corporation in October 2001 after thirty-five years with the company. During his tenure with United, and prior to his role of Chairman and Chief Executive Officer of United, Mr. Goodwin held a number of senior positions within the company, including President and Chief
Operating Officer, Senior VP of North America, Senior VP of International,
Senior VP of Maintenance Operations, Senior VP of Services and Senior VP of
Marketing. Mr. Goodwin holds a Bachelor's Degree in Business from Salem College.
Mr. Goodwin currently serves as a Director with AAR Corporation, DBS
Communications Inc., Labe Bank of Chicago, and Federal Signal Corporation.

Richard J. Poulton, 41, serves as Group Chief Financial Officer to AAR
Corporation and has over fifteen years experience working in or directly serving the commercial airline industry. From January 1994 through September 1999 and from August 2000 through March 2006, Mr. Poulton held positions of increasing responsibility within UAL Corp and United Airlines, including Senior Vice
President Business Development with responsibility for corporate wide information technology and services and operational efficiency programs, Senior
Vice President Strategic Sourcing with responsibility for worldwide purchasing negotiations and supplier relationships, Chief Financial Officer of UAL Loyalty
Services, a wholly owned subsidiary focused on customer marketing opportunities and distribution channel development, Director of Financial Planning and
Director of Financial Accounting. Mr. Poulton's experience includes Vice
President of Finance for online retailer Ourhouse.com. Mr. Poulton holds a BS in
Accounting, with honors, from Marquette University and a Master's degree from
Northwestern University's Kellogg Graduate School of Management.

Arnold P. Kling, 48, has served as a Director and President of the Company since
November 5, 2005. Mr. Kling is currently a Managing Director of GH Venture
Partners, LLC, a private equity and merchant banking boutique for which he also served as a Managing Director and General Counsel from 1995 to 1999. From 1999 through August 2005, Mr. Kling was the President of Adelphia Holdings, LLC, a
merchant-banking firm, as well as the managing member of several private investment funds. From 1993 to 1995 he was a senior executive and General
Counsel of Buckeye Communications, Inc., a Nasdaq listed licensing and multimedia company. From 1990 through 1993, Mr. Kling was an associate and partner in the corporate and financial services department of Tannenbaum,
Helpern, Syracuse & Hirschtritt LLP, a mid-size New York law firm. Mr. Kling received a Bachelor of Science degree from New York University in International
Business in 1980 and a Juris Doctor degree from Benjamin Cardozo School of Law in 1983. Mr. Kling currently serves as a Director and President of Twin Lakes,
Inc., R&R Acquisition III, Inc., R&R Acquisition V, Inc., R&R Acquisition VI,
Inc., R&R Acquisition VII, Inc., R&R Acquisition VIII, Inc., R&R Acquisition IX,
Inc., R&R Acquisition X, Inc. (each a publicly reporting, non-trading company),
Entrust Financial Services, Inc. (OTCBB:EFNL), 24Holdings, Inc. (OTCBB:TWFH),
Rodman Enterprise I. Ltd., Rodman Enterprise II, Ltd. and Rodman Enterprise III,
Ltd.

ITEM 8.01 OTHER EVENTS.

     Effective upon the Closing, November 17, 2006, the address of principal executive offices of the Company shall be replaced to: 1372 Shermer Road,
Northbrook, Illinois 60062.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit   Description
-------   -----------
10.01     Common Stock Purchase Agreement dated November 17, 2006 between
          Registrant and MAP III LLC

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           R&R ACQUISITION IV, INC
                                           (Registrant)

     Dated: November 17, 2006              /s/ I. Steven Edelson
                                           -------------------------------------
                                           I. Steven Edelson
                                           Chief Executive Officer